Exhibit 10(a)

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Investment Advisory and Other Services — Independent Auditors” in this Registration Statement on Form N-1A under the Investment Company Act of 1940 (File No. 811-21162) of Merrill Lynch Fundamental Growth Principal Protected Fund of Merrill Lynch Principal Protected Trust, and to the incorporation by reference therein of our report, dated October 22, 2003, with respect to the financial statements of Merrill Lynch Fundamental Growth Principal Protected Fund, for the period from November 13, 2002 (commencement of operations) through August 31, 2003.

/s/ Ernst & Young LLP

MetroPark, New Jersey December 17, 2003